UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21329

AGILE FUNDS, INC.
(Exact name of registrant as specified in charter)

4909 Pearl East Circle, Suite #300
Boulder, Colorado		80301
(Address of principal executive offices)		(Zip code)

Marc Nicolay, President Tactical Allocation Services LLC 4909 Pearl East Circle, Suite #300 Boulder, Colorado 80301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 440-6500

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2007

Item 1 – Schedule of Investments.

Statement of Investments

AGILE MULTI STRATEGY FUND

January 31, 2007 (UNAUDITED)

		Shares	Market Value
MONEY MARKET MUTUAL FUNDS	124.69%
AIM Prime Portfolio		5,683,005	5,683,005

TOTAL MONEY MARKET MUTUAL FUND (Cost $5,683,005)			5,683,005

Total Investments - 124.69% (Cost $5,683,005)			5,683,005

Liabilities in Excess of Other Assets - (24.69)%			(1,125,183)
NET ASSETS - 100.00%			4,557,822

See Notes to Quarterly Statement of Investments

NOTES TO THE QUARTERLY STATEMENT OF INVESTMENTS

1.  Significant Accounting and Operating Policies Agile Funds, Inc., an open-end registered investment company (the “Company”) was organized as a Maryland corporation by Articles of Incorporation dated February 12, 2003.  The Fund is a non-diversified series with an investment objective to achieve consistent absolute returns with low correlation to traditional financial market indices.  The Fund commenced operations on January 21, 2004.

The following summarizes the significant accounting policies of the Fund.

Security Valuation:  The net asset value (“NAV”) of Fund shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Each determination will be made by valuing portfolio securities, including open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including the NASDAQ National Market System or similar electronic exchange, at the last reported sales price; by valuing portfolio securities for which a quote is readily available at the last quoted price; by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Directors, although others may do the actual calculation.  The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.  Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign Securities:  Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.  In the accompanying Statement of Investments, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments.  If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors.

Futures Contracts:   A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures.  The Fund may also buy or write put or call options on these futures contracts.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund periodically. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:  The Fund may write put and call options. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written option activity as of January 31, 2007 was as follows:

CALL OPTIONS  WRITTEN

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2006	855	$132,833
Options written	62	7,945
Options exercised or closed	(917)	(140,778)
Options expired	—	—
Options outstanding as of January 31, 2007	—	$—
Market value as of January 31, 2007		$—

Short Sales:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Swap Agreements:  The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.  Swap agreements are two party contracts in which the parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index. Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the Counterparty is obligated to pay the amount of any net depreciation.  The Fund records an increase or decrease to realized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

Other:  Investment security transactions are accounted for on a trade-date basis.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.  Realized gains and losses from securities transactions are determined using the specific identification method for financial reporting and income tax purposes.  Income, fees and expenses, and realized and unrealized gains and losses are allocated daily to the Fund’s outstanding shares.

2. Subsequent Event - Liquidation of the Fund On December 18, 2006, the Directors of the Agile Multi-Strategy Fund directed the Fund’s officers to prepare for the orderly liquidation of the Fund, subject to the necessary shareholder approvals, if any, under applicable law. Effective December 19, 2006, the Fund was closed to new investors and to additional investments by existing shareholders in preparation for the liquidation.  In addition, the Distribution and Service Plan (12b-1) was terminated and the 1.00% redemption fee previously applicable to redemptions made within 60 calendar days after the date of purchase was waived. As of January 1, 2007, through the completion of the liquidation, all management fees were waived.

On February 28, 2007, the Fund filed its Application for Deregistration with the Securities and Exchange Commission via Form N-8F.

Item 2 - Controls and Procedures.

(a)                                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGILE FUNDS, INC.

By:	/s/ Marc Nicolay
Marc Nicolay
President and
Principal Executive Officer

Date:	March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marc Nicolay
Marc Nicolay
President and
Principal Executive Officer

Date:	March 28, 2007

By:	/s/ Harold Dierolf
Harold Dierolf
Treasurer and
Principal Financial Officer

Date:	March 28, 2007